                                                                  EXHIBIT 10.5.3

IF THIS FORM IS USED IN A CONSUMER CREDIT TRANSACTION, CONSULT
LEGAL COUNSEL.

THIS IS A LEGAL INSTRUMENT.  IF NOT UNDERSTOOD, LEGAL, TAX OR
OTHER COUNSEL SHOULD BE CONSULTED BEFORE SIGNING.

                                 DEED OF TRUST
                          (DUE ON TRANSFER - STRICT)

     THIS DEED OF TRUST is made on this day of April 10, 1997, between CROSS-
                                               --------------          ------
CONTINENT AUTO RETAILERS, INC., A DELAWARE CORPORATION (Borrower).  Whose
------------------------------------------------------
address is ___________________________________________________; and the Public
Trustee of the County in which the Property (see paragraph 1) is situated (Trustee); for the benefit of RDS, INC., A DELAWARE CORPORATION (Lender), whose
                              ---------------------------------
address is 4380 E. Alameda Ave., Glendale, CO 80222
           ----------------------------------------

     Borrow and Lender covenant and agree as follows:

     1. Property in Trust. Borrower, in consideration of the indebtedness herein recited and trust herein created, hereby grants and conveys to Trustee with trust, with power of sale , following described property located in the ___________________ county of ADAMS, State of Colorado:
                              -----
     LOT 2, TURNPIKE-INTERSTATE ADDITION, FILING NO. 1, COUNTY OF ADAMS, STATE OF COLORADO.
     which has the address of 7300 NORTH BROADWAY, DENVER, CO
                              -------------------------------
                               (Complete Address)
(Property Address), together with all its appurtenances (Property).

     2. Note; Other Obligations Secured. This Deed of Trust is given to secure to Lender:

     A. the repayment of the indebtedness evidenced by Borrower's note (Note) dated April 10, 1997, in the principal sum of TWO MILLION DOLLARS AND NO/100
      --------------                          ------------------------------
U.S. Dollars, with interest on the unpaid principal balance from April 10, 1997,
                                                                 --------------
until paid, at the rate of   *   percent per annum, with principal and interest
                           -----
payable at 4380 E. ALAMEDA AVE., GLENDALE, CO 80222 or such either place as the
           ----------------------------------------
Lender may designate, in MONTHLY INTEREST payments of:   *   Dollars
                         ----------------              -----
(U.S.______) due on the 1st, day of each MONTH beginning May 01, 1997; such
                                         -----           ------------
payments to continue until the entire indebtedness evidenced by said Note is fully paid; however, if not sooner paid, the entire principal amount outstanding and accrued interest thereon, shall be due and payable on October 01, 1997;
                                                          ----------------
     * INTEREST AT THE PRIME OR REFERENCE RATE ANNOUNCED BY THE BANK OF AMERICA AND PUBLISHED IN THE WESTERN ADDITION OF THE WALL STREET JOURNAL. THE INTEREST RATE OF THIS NOTE WILL ADJUST AS THE BANK OF AMERICA PRIME OR REFERENCE RATE ADJUSTS.

and Borrower is to pay to Lender a late charge of 10% of any payment not
                                                  ---
received by the Lender within 10 days after payment is due; and Borrower has the
                              --
right to prepay the principal amount outstanding under said Note, in whole or in part, at any time without penalty except

THIS LOAN MAY BE PREPAID IN WHOLE OR IN PART AT ANY TIME WITHOUT PENALTY. ANY PAYMENT NOT RECEIVED BY THE TENTH DAY OF ANY MONTH SHALL, AT THE OPTION OF HOLDER, CONSTITUTE A DEFAULT HEREUNDER. DEFAULT RATE SHALL BE 18 PERCENT, SEE PROMISSORY NOTE FOR ALL ADDITIONAL TERMS.

     B.  The payment of all other sums, with interest thereon at 18% per annum,
                                                                 ---
disbursed by Lender in accordance with this Deed of Trust to protect the security of this Deed of Trust; and

     C. The performance of the covenants and agreements of Borrower herein contained.

     3. Title. Borrower covenants that Borrower owns and has the right to grant and convey the Property, and warrants title to the same, subject to general real estate taxes for the current year, easements of record or in existence, and recorded declarations, restrictions, reservations, and covenants, if any, as of this date and except EXCEPTIONS AS LISTED ON EXHIBIT "A" ATTACHED AND MADE A PART HEREOF AS IF FULLY SET FORTH HEREIN

     4. Payment of Principal and Interest. Borrower shall promptly pay when due the principal of and interest on the indebtedness evidenced by the Note, and late charges as provided in the Note and shall perform all of Borrower's other covenants contained in the Note.

     5. Application of Payments. All payments received by Lender under the terms hereof shall be applied by Lender first in payment of amounts due pursuant to paragraph 23 (Escrow Funds for Taxes and Insurance) then to amounts disbursed by Lender pursuant to paragraph 9 (Protection of Lender's Security), and the balance in accordance with the terms and conditions of the Note.

     6. Prior Mortgages and Deeds of Trust; Charges; Liens. Borrower shall perform all of Borrower's obligations under any prior deed of trust and any prior liens. Borrower shall pay all taxes, assessments and other charges, fines and impositions attributable to the Property which have or attain a priority over this Deed of Trust, and leasehold payments or ground rents, if any, in the manner set out in paragraph 23 (Escrow Funds for Taxes and Insurance) or, if not required to be paid in such manner, by Borrower making payment when due, directly to the payee thereof. Despite the foregoing, Borrower shall not be required to make payments otherwise required by this paragraph if Borrower, after notice to Lender, shall in good faith contest such obligation by, or defend enforcement of such obligation in, legal proceedings which operate to prevent the enforcement of the obligation or forfeiture of the Property or any part thereof, only upon Borrower making all such contested payments and other payments as ordered by the court to the registry of the court in which such proceedings are filed.

     7. Property Insurance. Borrower shall keep the improvements now existing or hereafter erected on the Property insured against loss by fire or hazards included within the term "extended coverage" in an amount at least equal to the lesser of (1) the insurable value of the Property or (2) an amount sufficient to pay the sum secured by this Deed of Trust as well as any prior encumbrances on the Property. All of the foregoing shall be known as "Property Insurance".

     The insurance carrier providing the insurance shall be qualified to write Property Insurance in Colorado and shall be chosen by Borrower subject to Lender's right to reject the chosen carrier for reasonable cause. All insurance policies and renewals thereof shall include a standard mortgage clause in favor of Lender, and shall provide that the insurance carrier shall notify Lender at least ten (10) days before cancellation, termination or any material change of coverage. Insurance policies shall be furnished to Lender at or before closing. Lender shall have the right to hold the policies and renewals thereof.

     In the event of loss, Borrower shall give prompt notice to the insurance carrier and Lender. Lender may make proof of loss if not made promptly by Borrower.

     Insurance proceeds shall be applied to restoration or repair of the Property damaged, provided such restoration or repair is economically feasible and the security of this Deed of Trust is not thereby impaired. If such restoration or repair is not economically feasible or if the security of this Deed of Trust would be impaired, the insurance proceeds shall be applied to the sums secured by this Deed of Trust, with the excess, if any, paid to Borrower. If the Property is abandoned by Borrower, or if Borrower fails to respond to Lender within 30 days from the date notice is given in accordance with paragraph 16(Notice) by Lender to Borrower that the insurance carrier offers to settle a claim for insurance benefits. Lender is authorized to collect and apply the insurance proceeds, at Lender's option, either to restoration or repair of the Property or to the sums secured by this Deed of Trust.

     Any such application of proceeds to principal shall not extend or postpone the due date of the installments referred to in paragraph 4 (Payment of Principal and Interest) and 23 (Escrow Funds for Taxes and Insurance) or change in the amount of such installments. Notwithstanding anything herein to the contrary, if under paragraph 18 (Acceleration; Foreclosure; Other Remedies) the Property is acquired by Lender, all right, title and interest of Borrower in and to any insurance policies and in and to the proceeds thereof resulting from damage to the Property prior to the sale or acquisition shall pass to Lender to the extent of the sums secured by this Deed of Trust immediately prior to such sale or acquisition.

     All of the rights of Borrower and Lender hereunder with respect to insurance carriers, insurance policies and insurance proceeds are subject to the rights of any holder of a prior deed of trust with respect to said insurance carriers, policies and proceeds.

     8. Preservation and Maintenance of Property. Borrower shall keep the Property in good repair and shall not commit waste or permit impairment or deterioration of the Property and shall comply with the provisions of any lease if this Deed of Trust is on a leasehold. Borrower shall perform all of Borrower's obligations under any declarations, covenants, by-laws, rules, or other documents governing the use, ownership or occupancy of the Property.

     9. Protection of Lender's Security. Except when Borrower has exercised Borrower's rights under paragraph 6 above, if the Borrower fails to perform the covenants and agreements contained in this Deed of Trust, or if a default occurs in a prior lien, or if any action or proceeding is commenced which materially affects Lender's interest in the Property, then Lender, at Lender's option, with notice to Borrower if required by law, may make such appearances, disburse such sums and take such action as is necessary to protect Lender's interest, including, but not limited to:

     a) any general or special taxes or ditch or water assessments levied or accruing against Property;

     b) the premiums on any insurance necessary to protect any improvements comprising a part of the Property;

     c)  sums due on any prior lien or encumbrance on the Property;

     d) if the Property is a leasehold or is subject to a lease, all sums due under such lease;

     e) the reasonable cost, and expenses of defending, protecting, and maintaining the Property and Lender's interest in the Property, including repair and maintenance costs and expenses, costs and expenses of protecting and securing the Property, receiver's fees and expenses, inspection fees, appraisal fees, court costs, attorney fees and costs of an attorney in the employment of the Lender or holder of the certificate of purchase;

     f) all other costs and expenses allowable by the evidence of debt or this Deed of Trust, and

     g) such other costs and expenses which may be authorized by a court of competent jurisdiction.

     Borrower hereby assigns to Lender any right Borrower may have by reason of any prior encumbrance on the Property or by law or otherwise to cure any default under said prior encumbrance.

     Any amounts disbursed by Lender pursuant to this paragraph 9, with interest thereon, shall become additional indebtedness of Borrower secured by this Deed of Trust. Such amounts shall be payable upon notice from Lender to Borrower requesting payment thereof, and Lender may bring suit to collect any amounts so disbursed plus interest specified in paragraph 28 (Note: Other Obligations Secured). Nothing contained in this paragraph 9 shall require Lender to incur any expense or take any action hereunder.

     10. Inspection. Lender may make or cause to be made reasonable entries upon and inspection of the Property, provided that Lender shall give Borrower notice prior to any such inspection specifying reasonable cause therefore related to Lender's interest in the Property.

     11. Condemnation. The proceeds of any award or claim for damage, direct or consequential, in connection with any condemnations or other taking of the Property, or part thereof, or for any conveyance in lieu of condemnation are hereby assigned and shall be paid to Lender as herein provided. However, all of the rights of Borrower and Lender hereunder with respect to such proceeds are subject to the rights of any holder of a prior deed of trust.

     In the event of a total taking of the Property, the proceeds shall be applied to the sums secured by this Deed of Trust, with the excess, if any, paid to Borrower. In the event of a partial taking of the Property, the proceeds remaining after taking out any part of the award due any prior lien holder (net award) shall be divided between Lender and Borrower, in the same ratio as the amount of the sums secured by this Deed of Trust immediately prior to the date of taking bears to Borrower's equity in the Property immediately prior to the date of taking. Borrower's equity in the Property means the fair market value of the Property less the amount of sums secured by both this Deed of Trust and all prior liens (except taxes) that are to receive any of the award, all at the value immediately prior to the date of the taking.

     If the Property is abandoned by Borrower, or if, after notice by Lender to Borrower that the condemnor offers to make an award or settle a claim for damages, Borrower fails to respond to Lender within 30 days after the date such notice is given. Lender is authorized to collect and apply the proceeds, at Lender's option, either to restoration or repair of the Property or to the sums secured by this Deed of Trust.

     Any such application of proceeds to principal shall not extend or postpone the due date of the installments referred to in paragraph 4 (Payment of Principal and Interest) and 23 (Escrow Funds for Taxes and Insurance) nor change the amount of such installments.

     12. Borrower Not Released. Extension of the time for payment or modification of amortization of sums secured by this Deed of Trust granted by Lender to any successor in interest of Borrower shall not operate to release, in any manner, the liability of the original Borrower, nor Borrower's successors in interest, from the original terms of this Deed of Trust. Lender shall not be required to commence proceedings against such successor or refuse to extend time for payment or otherwise modify amortization of the sums secured by this Deed of Trust by reason of any demand made by the original Borrower's successors in interest.

     13. Forbearance by Lender Not a Waiver. Any forbearance by Lender in exercising any right of remedy hereunder, or otherwise afforded by law, shall not be a waiver or proclude the exercise of any such right or remedy.

     14. Remedies Cumulative. Each remedy provided in the Note and this Deed of Trust is distinct from any cumulative to all other rights or remedies under the Note and this Deed of Trust or afforded by law or equity, and may be exercised concurrently, independently or successively.

     15. Successor's and Assigns Bound; Joint and Several Liability; Captions. The covenants and agreements herein contained shall bind, and the rights hereunder shall inure to, the respective successors and assigns of Lender and Borrower, subject to the provisions of paragraph 24 (Transfer of the Property; Assumption). All covenants and agreements of Borrower shall be joint and several. The captions and headings of the paragraphs in this Deed of Trust are for convenience only and are not to be used to interpret or define the provisions hereof.

     16. Notice. Except for any notice required by law to be given in another manner, (a) any notice to Borrower provided for in this Deed of Trust shall be in writing and shall be given and be effective upon (1) delivery to Borrower or
(2) mailing such notice by first-class U.S. mail, addressed to Borrower at Borrower's address stated herein or at such other address as Borrower may designate by notice to Lender as provide herein, and (b) any notice to Lender shall be in writing and shall be given and be effective upon (1) delivery to Lender or (2) mailing such notice by first-class U.S. mail, to Lender's address stated herein or to such other address as Lender may designate by notice to Borrower as provided herein. Any notice provided for in this Deed of Trust shall be deemed to have given to Borrower or Lender when given in any manner designated herein.

     17. Governing Law; Severability. The Note and this Deed of Trust shall be governed by the law of Colorado. In the event that any provision or clause of this Deed of Trust or the Note conflicts with the law, such conflicts shall not affect other provisions of this Deed of Trust or the Note which can be given effect without the conflicting provision, and to this end the provisions of the Deed of Trust and Note are declared to be severable.

     18. Acceleration; Foreclosure; Other Remedies. Except as provided in paragraph 24 (Transfer of the Property; Assumption), upon Borrower's breach of any covenant or agreement of Borrower in this Deed of Trust, or upon any default in a prior lien upon the Property, (unless Borrower has exercised Borrower's rights under paragraph 6 above), at Lender's option, after 20 days written notice from Lender stating the nature of such breach, all of the sums secured by this Deed of Trust shall be immediately due and payable (Acceleration). To exercise this option, Lender may invoke the power of sale and any other remedies permitted by law. Lender shall be entitled to collect all reasonable costs and expenses incurred in pursuing the remedies provided in this Deed of Trust, including, but not limited to, reasonable attorney's fees.

     If Lender invokes the power of sale, Lender shall give written notice to Trustee of such election. Trustee shall give such notice to Borrower of Borrower's rights as is provided by law, Trustee shall record a copy of such notice as required by law. Trustee shall advertise the time and place of the sale of the Property, for not less than four weeks in a newspaper of general circulation in each county in which the Property is situated, and shall mail copies of such notice of sale to Borrower and other persons as prescribed by law. After the lapse of such time as may be required by Law, Trustee, without demand on Borrower, shall sell the Property at public auction to the highest bidder for cash at the time and place (which may be on the Property or any part thereof as permitted by law). In one or more parcels as Trustee may think best and in such order as Trustee may determine. Lender or Lender's designate may purchase the Property at any sale. It shall not be obligatory upon the purchaser at any such sale to see to the application of the purchase money.

     Trustee shall apply the proceeds of the sale in the following order: (a) to all reasonable costs and expenses of the sale, including, but not limited to, reasonable Trustee's and attorney's fees and costs of title evidence; (b) to all sums secured by this Deed of Trust; and (c) the excess, if any, to the person or persons legally entitled thereto.

     19. Borrower's Right to Cure Default. Whenever foreclosure is commenced for nonpayment of any sums due hereunder, the owners of the Property or parties liable hereon shall be entitled to cure said defaults by paying all delinquent principal and interest payments due as of the date of cure, costs, expenses, late charges, attorney's fees and other fees all in the manner provided by law. Upon such payment, this Deed of Trust and the obligations secured hereby shall remain in full force and effect as though no Acceleration had occurred, and the foreclosure proceedings shall be discontinued.

     20.  Assignment of Rents; Appointment of Receiver; Lender in Possession.
As additional security hereunder, Borrower hereby assigns to Lender the rents of the Property; however, Borrower shall, prior to Acceleration under paragraph 18 (Acceleration; Foreclosure; Other Remedies) or abandonment of the Property, have the right to collect and retain such rents as they become due and payable.

     Lender or the holder of the Trustee's certificate of purchase shall be entitled to a receiver for the Property after Acceleration under paragraph 18 (Acceleration; Foreclosure; Other Remedies), and shall also be entitled during the time covered by foreclosure proceedings and the period of redemption, if any; and shall be entitled thereto as a matter of right without regard to the solvency or insolvency of Borrower or of the then owner of the Property, and without regard to the value thereof. Such receiver may be appointed by any Court of competent jurisdiction upon ex parte application and without notice - notice being hereby expressly waived.

     Upon Acceleration under paragraph 18 (Acceleration; Foreclosure; Other Remedies) or abandonment of the Property, Lender, in person, by agent or by judicially appointed receiver, shall be entitled to enter upon, take possession of and manage the Property and to collect the rents of the Property including those past due. All rents collected by Lender or the receiver shall be applied first, to payment of the costs of preservation and management of the Property, second, to payments due upon prior liens, and then to the sums secured by this Deed of Trust. Lender and the receiver shall be liable to account only for those rents actually received.

     21. Release. Upon payment of all sums secured by this Deed of Trust, Lender shall cause Trustee to release this Deed of Trust and shall produce for Trustee the Note. Borrower shall pay all costs of recordation and shall pay the statutory Trustee's fees. If Lender shall not produce the Note as aforesaid, then Lender, upon notice in accordance with paragraph 16 (Notice) from Borrower to Lender, shall obtain, at Lender's expense, and file only lost instrument bond required by Trustee or pay the cost thereof to effect the release of this Deed of Trust.

     22. Waiver of Exemptions. Borrower hereby waives all right of homestead and any other exemption in the Property under state or federal law presently existing or hereafter enacted.

     23. Escrow Funds for Taxes and Insurance. This paragraph 23 is not applicable if Funds as defined below are being paid pursuant to a prior encumbrance. Subject to applicable law, Borrower shall pay to Lender, on each day installments of principal and interest are payable under the Note, until the
Note is paid in full, a sum (herein referred to as "Funds") equal to N/A of the
                                                                     ---
yearly taxes and assessments which may attain priority over this Deed of Trust, plus N/A of yearly premium installments for Property Insurance, all as
     ---
reasonably estimated initially and from time to time by Lender on the basis of assessments and bills and reasonable estimates, thereof, taking into account any excess Funds not used or shortages.

     The principal of the Funds shall be held in a separate account by the Lender in trust for the benefit of the Borrower and deposited in an institution the deposits or accounts of which are insured or guaranteed by a federal or state agency. Lender shall apply the Funds to pay said taxes, assessments and insurance premiums. Lender may not charge for so holding and applying the Funds, analyzing said account or verifying and compiling said assessments and bills. Lender shall not be required to pay Borrower any interest or earnings on the Funds. Lender shall give to Borrower, without charge, an annual accounting of the funds showing credits and debits to the Funds and the purpose for which each debit to the Funds was made. The Funds are pledged as additional security for the sums se cured by this Deed of Trust.

     If the amount of the Funds held by Lender shall not be sufficient to pay taxes, assessments and insurance premiums as they fall due, Borrower shall pay to Lender any amount necessary to make up the deficiency within 30 days from the date notice is given in accordance with paragraph 16 (Notice) by Lender to Borrower requesting payment thereof. Provided however, if the loan secured by this Deed of Trust is subject to RESPA or other laws regulating Escrow Accounts, such deficiency, surplus or an other required adjustment shall be paid, credited or adjusted in compliance with such applicable laws.

     Upon payment in full of all sums secured by this Deed of Trust, Lender shall simultaneously refund to Borrower any Funds held by Lender. If under paragraph 18 (Acceleration; Foreclosure; Other Remedies) the Property is sold or the Property is otherwise acquired by Lender. Lender shall apply, no later than immediately prior to the sale of the Property or its acquisition by Lender, whichever occurs first, any Funds held by Lender at the time of application as a credit against the sums secured by this Deed of Trust.

     24. Transfer of the Property; Assumption. The following events shall be referred to herein as a "Transfer": (i) a transfer or conveyance of title (or any portion thereof, legal or equitable) of the Property (or any part thereof or interest therein), (ii) the execution of a contract or agreement creating a right to title (or any portion thereof, legal or equitable) in the Property (or any part thereof or interest therein), (iii) or an agreement granting a possessory right in the Property (or any portion thereof), in excess of three
(3) years, (iv) a sale or transfer of, or the execution of a contract or agreement creating a right to acquire or receive, more than fifty percent (50%) of the controlling interest or more than fifty percent (50%) of the beneficial interest in the Borrower, (v) the reorganization, liquidation or dissolution of the Borrower. Not to be included as a Transfer are (i) the creation of a lien or encumbrance subordinate to this Deed of Trust, (ii) the creation of a purchase money security interest for household appliances, or (iii) a transfer by devise, descent or by operation of the law upon the death of a joint tenant. At the election of Lender, in the event of each and every Transfer:

     (a) All sums secured by this Deed of Trust shall become immediately due and payable (Acceleration).

     (b) If a Transfer occurs and should Lender not exercise Lender's option pursuant to paragraph 24 to Accelerate, Transferee shall be deemed to have assumed all of the obligations of Borrower under this Deed of Trust including all sums secured hereby whether or not the instrument evidencing such conveyance, contract, contract or grant expressly so provides. This covenant shall run with the Property and remain in full force and effect until said sums are paid in full. The Lender may without notice to Borrower deal with Transferee in the same manner as with the Borrower with reference to said sums including the payment or credit to Transferee of undisbursed reserve Funds on payment in full of said sums, without in any way altering or discharging the Borrower's liability hereunder for the obligations hereby secured.

     (c) Should Lender not elect to Accelerate upon the occurrence of such Transfer then, subject to (b) above, the mere fact of lapse of time or the acceptance of payment subsequent to any of such events, whether or not Lender had actual or constructive notice of such Transfer, shall not be deemed a waiver of Lender's right to make such election nor shall Lender be estopped therefrom by virtue thereof. The issuance on behalf of the Lender of a routine statement showing the status of the loan, whether or not Lender had actual or constructive notice of such Transfer, shall not be a waiver or estoppel of Lender's said rights.

     25. Borrower's Copy. Borrower acknowledges receipt of a copy of the Note and this Deed of Trust.

                             EXECUTED BY BORROWER


IF BORROWER IS A NATURAL PERSON(S):

-----------------------------------
-----------------------------------

                                    doing business as
-----------------------------------                   -------------------------


IF BORROWER IS CORPORATION:              CROSS-CONTINENT AUTO RETAILERS, INC.,
ATTEST:                                  A DELAWARE CORPORATION
                                         ---------------------------------------


                                         by
------------------------------              ------------------------------------
                   Secretary                Bill Gilliand, Chairman    President


IF BORROWER IS PARTNERSHIP:                 ------------------------------------
                                                Name of Partnership

                                         by__________________________________
                                                A General Partner

STATE OF COLORADO   )
                    )ss.
COUNTY OF ARAPAHOE  )
          ---------

     The foregoing instrument was acknowledged before me on this day of  April
                                                                         -----
10, 1997 by * BILL GILLILAND, CHAIRMAN OF CROSS-CONTINENT AUTO RETAILERS, INC.,
-------------------------------------------------------------------------------
A DELAWARE CORPORATION
----------------------


Witness my hand and official seal,
My commission expires: July 20, 1998
                       -------------

                                    -------------------------------------------
                                              Notary Public
                                    LAND TITLE GUARANTEE COMPANY
                                    3033 E. 1ST AVE. #600
                                    DENVER, CO 80206


      * If a natural person or persons, insert the name(s) of such persons(s). If a corporation, insert, for example, "John Doe as President and Jane Doe as Secretary of Doe & Co.. a Colorado Corporation." If a partnership, insert for example, "Sam Smith as general partner for Smith & Smith, A General Partnership."